Reserve Summary and Adjustments April 19, 2017 Prepared at the Request of Counsel Preliminary & Subject to Ongoing Review & Modification THIS PRESENTATION IS PROTECTED BY RULE 408 OF THE FEDERAL RULES OF EVIDENCE AND ANY OTHER APPLICABLE STATUTES OR DOCTRINES PROTECTING THE USE OR DISCLOSURE OF CONFIDENTIAL SETTLEMENT DISCUSSIONS

These materials have been prepared by Evercore Group L.L.C. (“Evercore”), Paul Hastings LLP (“Paul Hastings”), and Opportune LLP (“Opportune”) (collectively, the “Advisors”) for Vanguard Natural Resources (the “Company”) to whom such materials are directly addressed and delivered and may not be used or relied upon for any purpose other than as specifically contemplated. These materials are based on information provided by or on behalf of the Company and/or other potential transaction participants, from public sources or otherwise reviewed by the Advisors. Advisors assume no responsibility for independent investigation or verification of such information and has relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepared by or reviewed with the management of the Company and/or other potential transaction participants or obtained from public sources, Advisors have assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by specific persons familiar with the business and affairs of the Company. These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter. These materials have been developed by and are proprietary to the Advisors and were prepared exclusively for the benefit and internal use of the Company. These materials were compiled on a confidential basis for use of the Company in evaluating the potential transaction described herein and not with a view to public disclosure or filing thereof under state or federal securities laws, and may not be reproduced, disseminated, quoted or referred to, in whole or in part, without the prior written consent of Advisors. These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by Evercore (or any affiliate) to provide or arrange any financing for any transaction or to purchase any security in connection therewith. Evercore assumes no obligation to update or otherwise revise these materials. These materials may not reflect information known to other professionals in other business areas of Evercore and its affiliates. Evercore and its affiliates do not provide legal, accounting or tax advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by Evercore or its affiliates to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. Each person should seek legal, accounting and tax advice based on his, her or its particular circumstances from independent advisors regarding the impact of the transactions or matters described herein. DISCLAIMER PAGE

Preliminary & Subject to Ongoing Review & Modification
THIS PRESENTATION IS PROTECTED BY RULE 408 OF THE FEDERAL RULES OF EVIDENCE AND ANY OTHER APPLICABLE STATUTES OR DOCTRINES PROTECTING THE USE OR DISCLOSURE OF CONFIDENTIAL SETTLEMENT DISCUSSIONS

Reserves Summary

Changes from January Management Database to Audited Reserve Database

- PDP and PDNP and a subset of PUD reserves were audited by D&M
- TPUD, PROB and POSS locations remain in database however were not audited by D&M
- 66 Piceance cases were moved from PUD to PROB due to lack of 10 acre offsets
- Arkoma well spacing was reduced from 8 wells/section proved to 6 wells/section proved and shifted remaining 2 infill wells/section to probable category
- Pinedale PDP forecasts were adjusted to fit recent production trends
- Pinedale development forecasts adjusted downward to align with reserve audit (PUD TPUD PROB POSS)
- Added ARO to individual cases

Changes from Audited Reserve Database to Current Database

- Arkoma Woodford and Piceance development drilling shifted 60 months
- Rejection of Rex contract in Piceance
- Amendment of WGR contract increases netbacks in Pinedale
- Added additional Capital Maintenance cases (97BUD) for 2018 - 2021 and separated reserve category in reserve table
- Shifted 486 cases from Technical PUD and 1 PROB to PUD due start date timing in 2017-2021
- Shifted 73 cases from PROB behind pipe to PDNP

Strip as of 3/21/2017

	2017	2018	2019	2020	2021	Thereafter
WTI	$49.66	$49.98	$49.79	$50.06	$50.79	$50.79
HHUB	3.28	3.04	2.86	2.85	2.86	2.86

EVERCORE

1

VANGUARD NATURAL RESOURCES, LLC

Preliminary & Subject to Ongoing Review & Modification THIS PRESENTATION IS PROTECTED BY RULE 408 OF THE FEDERAL RULES OF EVIDENCE AND ANY OTHER APPLICABLE STATUTES OR DOCTRINES PROTECTING THE USE OR DISCLOSURE OF CONFIDENTIAL SETTLEMENT DISCUSSIONS Reserves Summary 2 Summary of Adjustments ($ in millions, except per unit amounts) $1,722 $2,146 $1,500 $1,625 $1,750 $1,875 $2,000 $2,125 $2,250 PV-10 as of 1/17/2017 Price Pinedale PDP Forecast Adjustments Pinedale Upside Forecast Adjustments ARO Adjustments Arkoma Timing Piceance Timing Piceance Contracts Pinedale Contracts Maintenance Capital Expenditures Other PV-10 as of 3/21/2017 ($295) ($6) ($76) ($7) ($55) $26 $81 ($3) ($40) ($49) January Management Database to Audited Reserve Database Audited Reserve Database to Current Database 1 1. Updated from NYMEX strip as of 12/9/2016 to 3/21/2017

Preliminary & Subject to Ongoing Review & Modification THIS PRESENTATION IS PROTECTED BY RULE 408 OF THE FEDERAL RULES OF EVIDENCE AND ANY OTHER APPLICABLE STATUTES OR DOCTRINES PROTECTING THE USE OR DISCLOSURE OF CONFIDENTIAL SETTLEMENT DISCUSSIONS Reserve and PV Summary ($ in millions, except per unit amounts) 3 Reserve Summary Reserves by Category Reserves by Commodity PV-10 by Category Net Cases Oil (MMBbl) Gas (Bcf) NGL (MMBbl) Total Volumes (Bcfe) % Gas PV-9 ($MM) PV-10 ($MM) PV-12 ($MM) PV-15 ($MM) PDP 7,464 43 923 37 1,403 66% 1,366 1,305 1,199 1,072 PDNP 271 3 38 2 68 57% 75 69 60 50 PUD 1,268 8 458 9 557 82% 198 175 136 90 Technical PUD 1,370 5 1,695 38 1,953 87% 206 167 111 61 Maintenance Capital 156 1 13 1 25 53% (34) (35) (36) (37) Total 1P 10,529 59 3,128 87 4,006 78% $1,810 $1,681 $1,470 $1,236 PROB 179 4 142 7 206 69% 46 38 26 14 POSS 37 1 2 0 8 26% 3 3 2 1 Total 3P 10,745 64 3,272 94 4,220 78% $1,860 $1,722 $1,498 $1,251 Oil 9% Natural Gas 78% NGL 13% PDP 33% PDNP 2% PUD 13% Technical PUD 46% PROB 5% POSS 0% Maintenance Capital 1% PDP 74% PDNP 4% PUD 10% Technical PUD 9% PROB 2% POSS 0% Reserves Summary Note: Based on NYMEX strip pricing as of 3/21/2017 1. Includes COPAS 1

Preliminary & Subject to Ongoing Review & Modification THIS PRESENTATION IS PROTECTED BY RULE 408 OF THE FEDERAL RULES OF EVIDENCE AND ANY OTHER APPLICABLE STATUTES OR DOCTRINES PROTECTING THE USE OR DISCLOSURE OF CONFIDENTIAL SETTLEMENT DISCUSSIONS Reserve Volumes and PV by Region ($ in millions, except per unit amounts) 4 Reserves Summary Note: Based on NYMEX strip pricing as of 3/21/2017 1. Includes COPAS Reserve Summary by Region Arkoma Green River Piceance Gulf Coast Other Total Reserves (Bcfe) PV-10 ($MM) Reserves (Bcfe) PV-10 ($MM) Reserves (Bcfe) PV-10 ($MM) Reserves (Bcfe) PV-10 ($MM) Reserves (Bcfe) PV-10 ($MM) Reserves (Bcfe) PV-10 ($MM) PDP 200 $122 352 $288 340 $265 144 $136 366 $493 1,403 $1,305 PDNP 3 1 -- -- 4 2 29 40 32 26 68 69 PUD 1 1 475 122 -- (3) 65 49 17 7 557 175 Technical PUD 1,465 101 66 11 410 47 2 4 9 3 1,953 167 M intenance Capital 1 (3) -- (1) 11 (1) 6 (13) 7 (18) 25 (35) Total Proved 1,669 $223 893 $419 766 $311 246 $216 431 $512 4,006 $1,681 PROB 69 14 0 0 90 12 6 1 42 11 206 38 POSS 0 0 -- -- -- -- 0 0 7 3 8 3 Total 3P 1,739 $237 893 $419 856 $323 252 $217 480 $525 4,220 $1,722 1